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                                                                    EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Registration Statement of Beacon Education Management, Inc. on Form S-1 of our report dated May 7, 2001 appearing in the Prospectus, which is part of this Registration Statement.

         We also consent to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.


LATTIMORE BLACK MORGAN & CAIN
Brentwood, Tennessee


June 28, 2001